                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3440

                               SCUDDER PORTFOLIOS
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Cash Reserves Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns for Class A, B and C during all periods shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Cash Reserves Fund	6-Month++	1-Year	3-Year	5-Year	10-Year/ Life of Class*
Class A	.03%	.13%	.95%	2.62%	3.59%
Class B	.02%	.07%	.54%	1.99%	2.77%
Class C	.02%	.07%	.62%	2.17%	2.98%

Source: Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class C shares commenced operations on May 31, 1994.

Distribution Information
	Class A	Class B	Class C
Distribution Information: Six Months: Income Dividends as of 3/31/04	$ .0003	$ .0002	$ .0002
March Income Dividend	$ .00006	$ .00004	$ .00004
7-day Current Yield	.05%**	.05%**	.05%**
7-day Effective Yield	.05%**	.05%**	.05%**

The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

** Yields reflect a partial fee waiver during this period to maintain a minimum distribution yield which improved results. Without these waivers, yields would have been .03%, -.95% and -.96% for the average yield and .03%, -.95% and -.95% for the effective yield for Class A, B and C, respectively, at March 31, 2004.
Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class*
Class A	Growth of $10,000	$10,013	$10,289	$11,382	$14,223
	Average annual total return	.13%	.95%	2.62%	3.59%
Class B	Growth of $10,000	$9,707	$9,963	$10,934	$13,141
	Average annual total return	-2.93%	-.12%	1.80%	2.77%
Class C	Growth of $10,000	$10,007	$10,188	$11,130	$13,353
	Average annual total return	.07%	.62%	2.17%	2.98%

* Class C shares commenced operations on May 31, 1994.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Darlene Rasel and other members of the fund's investment team discuss the market environment and investment strategy for the fund's most recent semiannual period ended March 31, 2004.

Q: Will you discuss the market environment for the fund during the most recent semiannual period?

A: Following the Federal Reserve Board's surprising decision to lower the federal funds rate by only 25 basis points - to 1% - back in June 2003, the US economy began to stabilize beginning last fall. The money market yield curve steepened and - following a long period of declining short-term interest rate levels - we were finally able to extend the fund's maturity. In the second half of 2003, the Fed met several times and held short-term rates steady at 1%, repeatedly stating its bias towards staving off deflation. GDP was reported at approximately 4% for the fourth quarter, productivity levels remained high, yet the level of job creation remained stubbornly low. During the fourth quarter, the increased level of volatility in the money market yield curve made for a difficult investing environment, as the one-year LIBOR rate traded in a wide range of 1.4% to 1.65%.1

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

In December, the Fed, satisfied by the evidence of a rebound in the economy, removed its anti-deflation bias and maintained its focus on the need for job creation. At the time, the market was "pricing in" a federal funds rate hike of 25 basis points in August 2004. Through the first quarter of 2004, with few signs of a pickup in job growth, the Fed held off on declaring a bias toward tightening credit. At its January 28th meeting, however, the Fed did remove language that had appeared in previous statements asserting that it would keep short-term rates at current levels "for a considerable period." The fact that this is a presidential election year adds some uncertainty for Fed-watchers, as the Fed likely wants to avoid having its decisions on short-term rates cast in a political light.

Q: How did the fund perform during its most recent six-month period?

A: Given the volatility of the money market yield curve, during the fourth quarter we were able to pick up some additional yield for the fund as short-term interest rates rose. But through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. More market participants seemed to accept that short-term interest rates would not be rising soon, the market rallied and yields retreated. As securities within the portfolio matured, we invested at lower interest rate levels.

Q: What detracted from performance during the period?

A: In December, we kept additional cash on hand - as we do each year - to meet any tax-related redemptions as well as investors' year-end liquidity needs. Because we kept a larger percentage of the fund's assets in overnight liquidity, this detracted somewhat from the fund's yield and total return.

Q: In light of market conditions during the six-month period, what has been the strategy for Scudder Cash Reserves Fund?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration instruments with maturities of six to nine months - and increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the portfolio to meet liquidity needs. In addition, we de-emphasized callable agency securities as they became a less useful cash management tool as yield spreads compressed. Over the period, we maintained an average maturity of approximately 56 to 81 days.

Toward the close of 2003, we increased the fund's allocation in floating-rate securities. The purpose of this strategy is to position the fund to benefit if the economy begins to create more jobs and the Fed decides to switch to a tightening bias earlier than expected. The interest rate of floating-rate securities adjusts periodically, based on the position of the yield curve. There are floating-rate securities that adjust daily, monthly and quarterly, based off of indices such as LIBOR and the federal funds rate. During the first quarter of 2004 we also invested in short-term UK mortgage securities, which offered a AAA rating, diversification for the portfolio and similar floating-rate characteristics.

Q: Do you anticipate any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality in Scudder Cash Reserves Fund portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Portfolio Composition	3/31/04	9/30/03

Commercial Paper	24%	37%
Short-Term Notes	9%	8%
Certificates of Deposit and Bank Notes	8%	16%
Repurchase Agreements	17%	5%
US Government Sponsored Agencies	15%	18%
Floating Rate Notes	27%	16%
	100%	100%

Portfolio composition is subject to change. For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Commercial Paper 23.5%
Apreco LLC, 1.07%**, 7/15/2004	5,000,000	4,984,396
Cancara Asset Security Ltd., 1.04%**, 6/15/2004	10,000,000	9,978,333
Dorada Finance, Inc., 1.17%**, 4/15/2004	10,000,000	9,995,450
GE Capital International Funding, Inc., 1.04%**, 4/22/2004	8,000,000	7,995,147
Giro Funding US Corp.:
1.04%**, 5/5/2004	4,000,000	3,996,071
1.05%**, 5/6/2004	10,000,000	9,989,792
Greyhawk Funding LLC, 1.04%**, 6/7/2004	10,000,000	9,980,644
K2 (USA) LLC:
1.09%**, 9/28/2004	4,000,000	3,978,200
1.1%**, 8/16/2004	5,000,000	4,979,070
1.15%**, 4/23/2004	4,000,000	3,997,189
1.16%**, 4/26/2004	3,000,000	2,997,583
Lake Constance Funding LLC, 1.1%**, 8/11/2004	3,000,000	2,987,900
Total Commercial Paper (Cost $75,859,775)		75,859,775

Short-Term Notes 8.9%
American General Finance Corp., 7.45%, 1/15/2005	6,655,000	6,973,575
American Honda Finance Corp., 1.26%, 9/10/2004	9,000,000	9,007,852
Associates Corp. of North America, 1.21%, 6/15/2004	10,000,000	10,000,000
CIT Group, Inc., 5.625%, 5/17/2004	3,000,000	3,016,196
Total Short-Term Notes (Cost $28,997,623)		28,997,623

US Government Sponsored Agencies 14.6%
Federal Home Loan Mortgage Corp.:
1.11%, 10/7/2005	12,000,000	12,000,000
1.19%, 2/14/2005	3,000,000	3,000,000
1.2%, 8/6/2004	5,000,000	5,000,000
3.75%, 4/15/2004	3,000,000	3,002,935
4.5%, 8/15/2004	3,000,000	3,034,894
Federal National Mortgage Association:
1.47%**, 11/12/2004	3,000,000	2,972,437
1.5%, 11/16/2004	8,000,000	8,000,000
5.625%, 5/14/2004	10,000,000	10,052,692
Total US Government Sponsored Agencies (Cost $47,062,958)		47,062,958

Floating Rate Notes* 27.3%
Bayerische Landesbank Girozentrale, 1.05%, 8/25/2004	7,000,000	6,999,991
Blue Heron Funding Ltd., "A1", Series 6A, 144A, 1.12%, 5/19/2004	5,000,000	5,000,000
Canadian Imperial Bank of Commerce, 1.045%, 5/28/2004	8,000,000	7,999,812
CC (USA), Inc., 1.045%, 7/21/2004	16,000,000	15,999,755
CIT Group, Inc., 1.2%, 12/1/2004	9,000,000	9,004,499
Goldman Sachs Group, Inc., 1.25%, 10/25/2004	7,000,000	7,000,000
Heller Financial, Inc., "A", 7.125%, 9/28/2004	3,915,000	4,028,477
Merrill Lynch & Co., Inc., 1.04%, 2/17/2005	11,000,000	10,999,520
Nationwide Building Society, 1.1%, 9/9/2004	10,000,000	10,000,445
South Trust Bank NA, 1.2%, 7/16/2004	6,000,000	6,002,145
Swedbank AB, 1.053%, 10/12/2004	5,000,000	4,999,597
Total Floating Rate Notes (Cost $88,034,241)		88,034,241

Certificate of Deposit and Bank Notes 8.4%
Dresdner Bank AG, 1.13%, 5/5/2004	6,000,000	6,000,000
Lloyds Bank PLC, 1.08%, 4/30/2004	2,000,000	2,000,041
Societe Generale, 1.18%, 5/21/2004	2,000,000	2,000,315
Toronto Dominion Bank, 1.25%, 12/31/2004	3,000,000	3,002,689
UniCredito Italiano Bank SpA, 1.105%, 8/17/2004	4,000,000	4,000,076
Westdeutsche Landesbank Girozentrale, 1.32%, 4/15/2004	10,000,000	9,999,962
Total Certificate of Deposit and Bank Notes (Cost $27,003,083)		27,003,083

Repurchase Agreements 17.3%
JP Morgan Chase, 1.09%, dated 3/31/2004, to be repurchased at $38,001,151 on 4/1/2004 (b)	38,000,000	38,000,000
Merrill Lynch & Co., Inc., 1.04%, dated 3/9/2004, to be repurchased at $15,048,967 on 6/30/2004 (c)	15,000,000	15,000,000
State Street Bank and Trust Co., 1.0%, dated 3/31/2004, to be repurchased at $2,858,079 on 4/1/2004 (d)	2,858,000	2,858,000
Total Repurchase Agreements (Cost $55,858,000)		55,858,000
Total Investment Portfolio - 100.0% (Cost $322,815,680) (a)		322,815,680

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2004.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $322,815,680.
(b) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)
3,890,000	Government National Mortgage Association	4.75	9/20/2028	3,944,460
34,955,000	Federal National Mortgage Association	3.50	11/25/2032- 2/25/2033	34,704,024
Total Collateral Value				38,648,484

(c) Collateralized by $15,273,575 Federal Home Loan Mortgage Corp., 1.49%, maturing on various dates from 5/15/2029 until 4/15/2031 with a value of $15,290,783.
(d) Collateralized by $2,880,000 Federal Home Loan Mortgage Corp., 2.375%, maturing on 2/15/2006 with a value of $2,919,787.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost	$ 266,957,680
Repurchase agreements	55,858,000
Total investments in securities, at amortized cost	322,815,680
Cash	14,471
Interest receivable	832,534
Receivable for Fund shares sold	599,249
Other assets	56,517
Total assets	324,318,451
Liabilities
Payable for investments purchased	7,083,752
Dividends payable	2,398
Payable for Fund shares redeemed	5,086,868
Accrued management fee	108,643
Other accrued expenses and payables	313,300
Total liabilities	12,594,961
Net assets, at value	$ 311,723,490
Net Assets
Net assets consist of: Undistributed net investment income	66,920
Accumulated net realized gain (loss)	(15,145)
Paid-in capital	311,671,715
Net assets, at value	$ 311,723,490

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($146,542,070 / 146,518,451 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($109,173,316 / 109,159,418 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($56,008,104 / 55,998,127 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 2,018,867
Expenses: Management fee	682,097
Services to shareholders	837,181
Custodian fees	18,324
Distribution service fees	1,128,877
Auditing	21,109
Legal	9,031
Trustees' fees and expenses	15,292
Reports to shareholders	10,512
Registration fees	28,984
Other	10,941
Total expenses, before expense reductions	2,762,348
Expense reductions	(919,680)
Total expenses, after expense reductions	1,842,668
Net investment income	176,199
Net realized gain (loss) on investment transactions	4,528
Net increase (decrease) in net assets resulting from operations	$ 180,727

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income	$ 176,199	$ 953,130
Net realized gain (loss) on investment transactions	4,528	(946)
Net increase (decrease) in net assets resulting from operations	180,727	952,184
Distributions to shareholders from net investment income: Class A	(49,699)	(676,638)
Class B	(29,732)	(237,066)
Class C	(14,009)	(99,627)
Fund share transactions: Proceeds from shares sold	144,482,025	547,815,043
Reinvestment of distributions	88,321	974,097
Cost of shares redeemed	(254,588,446)	(628,043,185)
Net increase (decrease) in net assets from Fund share transactions	(110,018,100)	(79,254,045)
Increase (decrease) in net assets	(109,930,813)	(79,315,192)
Net assets at beginning of period	421,654,303	500,969,495
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $66,920 and $15,839, respectively)	$ 311,723,490	$ 421,654,303

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0003	.004	.009	.04	.05	.04
Distributions from net investment income	(.0003)	(.004)	(.009)	(.04)	(.05)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.03**b	.36[b]	.89	4.40	5.43	4.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	147	187	226	271	252	265
Ratio of expenses before expense reductions (%)	1.10*	1.09	1.14	.93	.93	1.09
Ratio of expenses after expense reductions (%)	1.10*	1.09	1.14	.93	.92	1.09
Ratio of net investment income (%)	.07*	.37	.97	4.26	5.27	4.07

a For the six months ended March 31, 2004 (Unaudited).
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0002	.001	.004	.03	.04	.03
Distributions from net investment income	(.0002)	(.001)	(.004)	(.03)	(.04)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.02**c	.14[c]	.35[c]	3.42	4.49	3.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	109	153	195	228	202	287
Ratio of expenses before expense reductions (%)	2.03*	1.99	2.01	1.89	1.87	2.11
Ratio of expenses after expense reductions (%)	1.05*	1.35	1.75	1.89	1.86	2.11
Ratio of net investment income (%)	.12*	.11	.37	3.34	4.33	3.05
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Total returns do not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0002	.001	.004	.04	.05	.03
Distributions from net investment income	(.0002)	(.001)	(.004)	(.04)	(.05)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.02**c	.14[c]	.41[c]	3.76	4.81	3.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	56	82	79	96	79	97
Ratio of expenses before expense reductions (%)	2.03*	2.01	1.91	1.62	1.57	1.75
Ratio of expenses after expense reductions (%)	1.02*	1.31	1.67	1.62	1.56	1.75
Ratio of net investment income (%)	.15*	.15	.44	3.59	4.63	3.41
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Total returns do not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the ``Fund'') is a diversified series of Scudder Portfolios (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2004) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $19,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($13,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $900 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of the current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of .39% of the Fund's average daily net assets.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. During the period the Advisor agreed to temporarily waive and reimburse certain operating expenses of Class A, Class B and Class C shares. For the six months ended March 31, 2004, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class A	$ 309,467	$ 6,374	$ 157,623
Class B	350,707	350,707	-
Class C	168,127	168,127	-
	$ 828,301	$ 525,208	$ 157,623

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class B	$ 472,304	$ 104,067	$ 34,198
Class C	224,296	58,063	8,028
	$ 696,600	$ 162,130	$ 42,226

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004	Effective Rate
Class A	$ 200,077	$ -	$ 39,477.25%
Class B	157,435	157,435	-	.00%
Class C	74,765	74,765	-	.00%
	$ 432,277	$ 232,200	$ 39,477

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $445,141 and $5,453, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $10,750.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2004, the Fund's custodian and transfer agent fees were reduced by $142 and $0, respectively, under these arrangements.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	68,199,807	$ 68,199,967	266,226,366	$ 266,226,367
Class B	47,863,421	47,863,412	162,804,076	162,795,914
Class C	28,418,647	28,418,646	118,792,761	118,792,762
		$ 144,482,025		$ 547,815,043
Shares issued to shareholders in reinvestment of distributions
Class A	48,503	$ 48,503	660,886	$ 660,885
Class B	26,589	26,589	220,689	220,689
Class C	13,229	13,229	92,523	92,523
		$ 88,321		$ 974,097
Shares redeemed
Class A	(108,579,231)	$ (108,577,524)	(306,253,975)	$ (306,254,444)
Class B	(91,980,298)	(91,980,340)	(205,068,344)	(205,068,370)
Class C	(54,030,575)	(54,030,582)	(116,720,149)	(116,720,371)
		$ (254,588,446)		$ (628,043,185)
Net increase (decrease)
Class A	(40,330,921)	$ (40,329,054)	(39,366,723)	$ (39,367,192)
Class B	(44,090,288)	(44,090,339)	(42,043,579)	(42,051,767)
Class C	(25,598,699)	(25,598,707)	2,165,135	2,164,914
		$ (110,018,100)		$ (79,254,045)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
CUSIP Number	811195-403	811195-502	811195-601
Fund Number	74	274	374

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Cash Reserves Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Cash Reserves Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------